Exhibit 10.5

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of June 25, 2026 (the “Execution Date”), by and among (i) Launch Two Acquisition Corp., a Cayman Islands exempted company (together with its successors, the “Company”), (ii) Launch Two Sponsor LLC, a Delaware limited liability company (the “Sponsor”), (iii) NuCube Energy, Inc., a Delaware corporation (the “Target”), and (iv) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor and the undersigned Insiders are parties to that certain Letter Agreement, dated as of October 7, 2024 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Class A Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the trust account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) comply with certain transfer restrictions with respect to the Founder Shares (or the Class A Ordinary Shares issuable upon conversion of the Founder Shares) and the Private Placement Warrants (including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants);

WHEREAS, on or about the date hereof, the Company, Tesseract Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), the Target and certain other persons party thereto entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, upon the consummation of the transactions (the “Transactions”) contemplated by the Business Combination Agreement (the “Closing”), (a) prior to the Merger (as defined below), the Company will continue out of the Cayman Islands and become domesticated as a corporation in the State of Delaware (the “Domestication”); and (b) Merger Sub will merge with and into the Target, with the Target continuing as the surviving entity (the “Merger”), all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with applicable Law;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement to amend the Lock-up applicable to the Founder Shares and to conform certain references therein to reflect the Domestication, all as provided herein; and

WHEREAS, pursuant to Section 12 of the Original Letter Agreement, the Original Letter Agreement may be amended with the written consent of all parties thereto.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendments to the Letter Agreement. Effective upon the Closing, the Original Letter Agreement is hereby amended as follows:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated herein by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) Section 8(a) of the Original Letter Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Subject to the exceptions set forth herein, the Sponsor and each Insider agree not to Transfer the shares of Common Stock issuable in exchange for the Founder Shares held by it, him or her until the earlier of (i) the date that is 180 days after the completion of a Business Combination or earlier if the closing price of the Common Stock equals or exceeds $12.50 per share (as adjusted for share sub-divisions, share consolidations, share capitalizations, stock splits, reverse stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing after the completion of a Business Combination and (ii) the date on which the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property (the “Lock-up”).”

(c) References to Ordinary Shares. The terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all shares of SPAC Common Stock into which any such securities will convert in the Domestication.

2. Termination. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

3. Intended Third Party Beneficiary. From and after the Execution Date and continuing until the earlier of (i) the termination of the Business Combination Agreement in accordance with its terms and (ii) Closing Date, the Target shall be an intended third-party beneficiary of Section 8 of the Letter Agreement and shall be entitled to enforce such Section 8 as an actual party thereto. Each of the parties to the Letter Agreement agrees that Section 8 of the Letter Agreement shall not be modified or amended and no waiver shall be granted without the express prior written consent of the Target.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 12 thereof.

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IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment to Letter Agreement as of the Execution Date.

Sincerely,

LAUNCH TWO SPONSOR LLC

By:	/s/ Ryan Gilbert
Name:	Ryan Gilbert
Title:	Managing Member

LAUNCH TWO ACQUISITION CORP.

By:	/s/ Jurgen van de Vyver
Name:	Jurgen van de Vyver
Title:	Chief Financial Officer

NUCUBE ENERGY, Inc.

By:	/s/ Cristian Rabiti
Name:	Cristian Rabiti
Title:	Chief Executive Officer

{Signature Page to Amendment to Letter Agreement}

/s/ James J. McEntee, III
Name:	James J. McEntee, III

/s/ Jurgen van de Vyver
Name:	Jurgen van de Vyver

/s/ Lynn Eisenhart
Name:	Lynn Eisenhart

/s/ Jeffery M. Shanahan
Name:	Jeffery M. Shanahan

/s/ Alfred J. Pierce III
Name:	Alfred J. Pierce III

{Signature Page to Amendment to Letter Agreement}

CONSENT TO AMENDMENT

The undersigned, Cantor Fitzgerald & Co., acknowledges (i) receipt of the Amendment to Letter Agreement to which this Consent to Amendment is attached, and (ii) the third party beneficiary rights granted to the Target in respect of Section 8 of the Letter Agreement, and hereby (a) consents, pursuant to Section 7.3 of the Underwriting Agreement between the Company and the undersigned dated October 7, 2024 (the “Underwriting Agreement”), to the amendments to the Letter Agreement effected by such Amendment to Letter Agreement, and (b) agrees for the benefit of the Target to, from and after the date of this Consent to Amendment and continuing until the earlier of the Closing and the termination of the Business Combination Agreement in accordance with its terms, (x) enforce the Underwriting Agreement in accordance with its terms, including in respect of Sections 3.6.2 (“Compensation to Insiders”) and 7.3 (“Insider Letters”) thereof, and (y) not amend, modify or waive any provision of the Underwriting Agreement without the prior written consent of the Target.

Capitalized terms used in this Consent to Amendment that are not defined herein have the meanings assigned to such terms in the Amendment to Letter Agreement to which this Consent to Amendment is attached.

CANTOR FITZGERALD & CO.

By:
Name:	Sage Kelly
Title:	Co-Chief Executive Officer and Global Head of Investment Banking

{Signature Page to Amendment to Letter Agreement}